EXHIBIT 10.1


                  COPPERFIELD INVESTMENT & DEVELOPMENT COMPANY
                                  OFFICE LEASE


1.       BASIC LEASE PROVISIONS ("BASIC LEASE PROVISIONS").

         1.1 PARTIES: This lease, dated, for reference purposes only, MAY 28, 1997 is made by and between Copperfield Investment & Development Company (herein called "Lessor") and COUNTRY STAR RESTAURANTS, INC. doing business under the name of SAME (herein called "Lessee").

         1.2 PREMISES: Suite Number(s) 428 on the 10TH floor, consisting of approximately 3,833 rentable square feet, more or less, as defined in paragraph 2 and shown on Exhibit "A" hereto (the "Premises).

         1.3 BUILDING: Commonly described as being located at 4929 Wilshire Boulevard, in the City of Los Angeles, County of Los Angeles, State of California, and as defined in paragraph 2.

         1.4           USE:  GENERAL OFFICE USE subject to paragraph 6.

         1.5 TERM: FIVE (5) YRS. commencing JULY 1, 1997 ("Commencement Date") and ending as defined in paragraph 3.

         1.6 BASE RENT: FIVE THOUSAND ONE HUNDRED SEVENTY FIVE ($5,175.00) per month, payable on the 1ST day of each month, per paragraph 4.1. mos 1-36, then $5,558.00 mos. 37-60.

         1.7           BASE RENT INCREASE: None.

         1.8 RENT PAID UPON EXECUTION: FIVE THOUSAND ONE HUNDRED SEVENTY FIVE ($5,175.0) for the FIRST month(s) of the lease term.

         1.9           SECURITY DEPOSIT PAID UPON EXECUTION: $5,175.00.

         1.10 LESSEE'S SHARES OF OPERATING EXPENSE INCREASE: N/A% as defined in paragraph 4.2.

2.       PREMISES, PARKING AND COMMON AREAS.

         2.1 PREMISES: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent

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                  parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises," including rights to the Common Areas as hereinafter specified.

         2.2 VEHICLE PARKING: So long as Lessee is not in default, and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled, but not obligated to rent and use 10 parking spaces in the Office Building Project at the monthly rate applicable from time to time for monthly parking as set by Lessor and/or its licensee.

                  2.2.1      If Lessee commits, permits or allows any of the
                           prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

                  2.2.2      The monthly parking rate per parking space
                           will be the prevailing rate per month at the commencement of the term of this Lease, and is thereafter subject to change upon five (5) days prior written notice to Lessee. Monthly parking fees shall be payable once month in advance prior to the first day of each calendar month. (See Par. 53)

         2.3 COMMON AREAS-DEFINITION: The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and all other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas,

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                  roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

         2.4 COMMON AREAS-RULES AND REGULATIONS: Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit "C" with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the noncompliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

         2.5 COMMON AREA-CHANGES: Changes, Lessor shall have the right, in Lessor's sole discretion, from time to time:

                       (a)          To make changes to the Building interior and
                               Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law;

                       (b)          To close temporarily any of the Common Areas
                               for maintenance purposes so long as reasonable access to the Premises remains available.

                       (c)          To designate other land and improvements
                               outside the boundaries of the Office Building Project to be a part of the Common Area, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

                       (d)          To add additional buildings and improvements
                               to the Common Area;

                       (e)          To use the Common Area while engaged in
                               making additional improvements, repairs or

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                               alterations to the Office Building Project, or
                               any portion thereof;

                       (f)      To do and perform such other acts and make
                               such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3.       TERM.

         3.1 TERM: The term of the Lease shall be SIXTY (60) months, provided that if the Commencement Date (as defined herein) is other than on the first day of the calendar month, the term of the Lease shall be SIXTY (60) months plus the partial month in which the Commencement Date occurs. The term of the Lease shall begin and rent shall commence to accrue on the later of
                  (i) the day on which the improvements to the Premises to be provided by Lessor (as set forth in the Work Letter attached to this Lease) are substantially completed and possession of the Premises is tendered to Lessee, or (ii) JULY 1, 1997 (the later of said dates being the "Commencement Date"). Notwithstanding the Commencement Date, the parties acknowledge that all obligations under the Lease are fully enforceable as of the date the Lease is executed and delivered by the parties. Once the Commencement Date has been ascertained, the parties shall execute a Confirmation of Term of Lease in the form and content set forth as Exhibit "B" hereto, incorporated herein by this reference, however, the failure to execute the Confirmation of Term of Lease shall not serve, in any way, to delay or postpone the Commencement Date. Should the Commencement Date be other than the first day of the calendar month, the Base Rent for the initial partial month in which the Commencement Date occurs shall be prorated on the basis of a thirty (30) day month at the rate of ONE HUNDRED FIFTEEN AND 87/100 ($115.87) per day, and shall be due and payable on the Commencement Date.

         3.2 EARLY ENTRY: Provided that Lessee shall in no way impede, disrupt or otherwise interfere with Lessor's readying of the Premises for Lessee's occupancy, Lessee shall have the right, on three (3) days' prior written notice to Lessor, to enter upon the Premises prior to the Commencement Date (the "Early Entry"), in order to install trade fixtures and equipment and to commence construction of any permitted improvements to the Premises pursuant to the provisions of Paragraph 7.3 of the Lease. Lessee shall pay all utility charges

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                  reasonably allocated to Lessee by Lessor as a result of
                  Lessee's Early Entry. Lessee further agrees to indemnify, protect, defend and hold Lessor and the Premises harmless from and against any and all liens, liabilities, losses, damages, costs, expenses, demands, actions, causes of action and claims (including, but not limited to, attorney's fees and legal costs) arising out of the use, renovation or occupancy of the Premises by Lessee or Lessee's agents or contractors in connection with such Early Entry, Lessee understands and agrees that Lessor's review of plans and specifications as provided in Paragraph 7.3 of the Lease is solely to protect the interests of Lessor in the Premises and the Office Building Project and that Lessor shall in no way be deemed the guarantor of, or responsible for, the accuracy or adequacy of such plans and specifications or compliance of such plans and specifications with applicable laws, ordinances or regulations. Lessee's failure to complete such fixturization and renovation work, if any, prior to the Commencement Date shall in no way delay the Commencement Date or affect the rental or other obligations of Lessee under the Lease.

         3.3 DELAY IN POSSESSION: Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.3.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within ninety
                  (90) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that as to Lessee's obligations, Lessee first reimburses Lessor for all costs incurred for Non-Standard improvements and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard improvements); and provided further, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall

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                  terminate and be of no further force or effect.

                  3.3.1      POSSESSION TENDERED-DEFINED: Possession of the
                           Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, and (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in (1), (2) and (3), above of this paragraph 3.3.1.

                  3.3.2      DELAYS CAUSED BY LESSEE: There shall be no
                           abatement of rent, and the ninety (90) day period following the Commencement Date before which Lessee's right to cancel, this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

         3.4 EARLY POSSESSION: If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

         3.5 UNCERTAIN COMMENCEMENT: In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute a Confirmation of Term of Lease, in the form annexed hereto as Exhibit "B" to this Lease, establishing the date of Tender of Possession (as defined in paragraph 3.3.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4.       RENT.

         4.1 BASE RENT: Except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated on the basis of a thirty (30) day month. Rent shall be payable in lawful money at the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor

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                  may designate in writing.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default, for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the than Current Base Rent as the initial security deposit bears to the Initial Base Rent set forth in paragraph 1.6 of the Basic Lease Provisions. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.       USE.

         6.1 USE: The Premises shall be used and occupied only for the purpose set forth in Paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

         6.2           COMPLIANCE WITH LAW:

                       (a)          Lessor warrants to Lessee that the Premises,
                               in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term

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                               Commencement Date, in the event it is determined
                               that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

                       (b)          Except as provided in paragraph 6.2(a)
                               Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

         6.3           CONDITION OF PREMISES:

                       (a)          Lessor shall deliver the Premises to Lessee
                               in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

                       (b)          Except as otherwise provided in this Lease,
                               Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the

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                               use of the Premises, and any easements, covenants
                               or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warrant as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

         6.4 FLOOR LOAD; PREVENTION OF VIBRATION AND NOISE: Lessee shall not place a load upon the Premises exceeding an average rate of seventy (70) pounds of live load per square foot of floor area; partitions shall be considered as part of the live load. Lessor may prescribe the weight and position of all safes, files and heavy equipment that Lessee desires to place in the premises, so as to properly distribute their weight. Lessee's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building shall be installed, maintained and used by Lessee in such manner as to eliminate such vibration or noise. Lessee shall be responsible for the cost of all structural engineering required to determine structural load and all acoustical engineering required to address any noise or vibration problem caused by Lessee.

         6.5           ENVIRONMENTAL COMPLIANCE; HAZARDOUS MATERIALS OR
                  ACTIVITIES: Lessee shall at all times and in all respect comply with all federal, state and local laws, ordinances and regulations relating to industrial hygiene, environmental protection and/or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any "Hazardous Materials" (as hereinafter defined). Lessee shall not cause or permit any hazardous wastes, toxic substances or toxic or hazardous materials (collectively "Hazardous Materials") to be brought upon, used, generated, stored or disposed of on, under or about, or transported to or from, the Premises (collectively, "Hazardous Materials Activities") without first receiving Lessor's written consent, which consent may be withheld by Lessor in its absolute discretion and may be revoked at any time. If Lessor consents to any such Hazardous Materials Activities, Lessee shall conduct them in strict compliance (at Lessee's sole cost and expense) with all applicable Regulations, as hereinafter defined, and

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                  using all necessary and appropriate precautions. Lessor shall not be liable to Lessee for any Hazardous Materials Activities by Lessee, Lessee's employees, agents, contractors, licensees or invitees, whether or not consented to by Lessor. For purposes hereof, Hazardous Materials shall include, but not be limited to, substances defined as "hazardous substances," toxic substances," or "hazardous wastes" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980; Resource Conservation and Recovery Act of 1976; Hazardous Materials Transportation Act; section 25117 of the California Health and Safety Code; all other laws and ordinances governing similar matters; and any regulations adopted and publications promulgated pursuant to said laws (collectively "Regulations"). Prior to using, storing or maintaining any Hazardous Materials on or about the Premiss, Lessee shall provide Lessor with a list of the types and quantities thereof, and shall update such list as necessary for continued accuracy. Lessee shall also provide Lessor with a copy of any Hazardous Materials inventory statement required by any applicable Regulation, and any update file in accordance with any applicable Regulation. If Lessee's activities violate or create a risk of violation of any Regulation, Lessee shall cease such activities immediately, including (but not limited to) upon notice from Lessor. Lessee shall immediately notify Lessor both by telephone and in writing of any spill or unauthorized discharge of Hazardous Materials or of any condition constituting an "imminent hazard" under any Regulation. Lessor, Lessor's representatives and employees shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all laws, rules, regulations, ordinances and directives relating in any manner to the Premises, including but not limited to matters pertaining to the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Materials. Lessee shall indemnify, protect, defend (with counsel acceptable to Lessor) and hold Lessor, its agents, employees, lenders and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permit fees, and attorney's and consultant's fees arising out of or involving any Hazardous Materials brought onto, manufactured, produced or stored at, discharged or transported from, the Premises by or for Lessee, its agents, contractors, invitees, successors or assigns, or in any way under Lessee's control. Lessee's

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                  obligations under this Paragraph shall include, but not be limited to, the effects of any contamination or injury to any person, property or the environment created or permitted by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Materials or Hazardous Materials Activities, unless specifically so agreed by Lessor in writing at the time of such agreement.

7.       MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES:

         7.1 LESSOR'S OBLIGATIONS: Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute nor or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

         7.2           LESSEE'S OBLIGATIONS:

                       (a)          Notwithstanding Lessor's obligation to keep
                               the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear, including, but not limited excessive use. Lessee shall be responsible for the cost of

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                               painting, repairing or replacing wall coverings,
                               and to repair or replace any Premises
                               improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

                       (b)          On the last day of the term hereof, or on
                               any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition.

         7.3           ALTERATIONS AND ADDITIONS.

                       (a)          Lessee shall not, without Lessor's prior
                               written consent make any alterations,
                               improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use

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                               only such contractor as has been expressly
                               approved by Lessor. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work, and evidence of such contractor(s) general liability insurance and worker compensation insurance in form and amounts reasonably satisfactory to Lessor and naming Lessor as an additional insured. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

                       (b)          Any alterations, improvements, additions or
                               Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

                       (c)          Lessee shall pay, when due, all claims for
                               labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

                       (d)          Lessee shall give Lessor not less than ten
                               (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law, if Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building of the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien, claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

                       (e)          All alterations, improvements, additions and
                               Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to floor covering, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlast, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material change to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

                       (f)          Lessee shall provide Lessor with as-built
                               plans and specifications for any alterations, improvements, additions or Utility Installations.

         7.4 UTILITY ADDITIONS: Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communications systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.       INSURANCE; INDEMNITY:

         8.1 LIABILITY INSURANCE-LESSEE: Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability Insurance utilizing an insurance Services Office standard form with Broad Form General Liability Endorsement (GLO404), or equivalent, in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

         8.2 LIABILITY INSURANCE-LESSOR: Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

         8.3 PROPERTY INSURANCE-LESSEE: Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended cooperage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

         8.4 PROPERTY INSURANCE-LESSOR: Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage in the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs
                  8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

         8.5 INSURANCE POLICIES: Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificate evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

         8.6 WAIVER OF SUBROGATION: Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

         8.7 INDEMNITY: Lessee shall indemnify and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees, or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessor's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

         8.8 EXEMPTION OF LESSOR FROM LIABILITY: Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, for from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is unaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other leases, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

         8.9 NO REPRESENTATION OF ADEQUATE COVERAGE: Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9.       DAMAGE OR DESTRUCTION:

         9.1           DEFINITIONS:

                       (a)          "Premises Damage" shall mean if the Premises
                               are damaged or destroyed to any extent.

                       (b)          "Premises Building Partial Damage" shall
                               mean if the Building of which the Premises are a
                               part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

                       (c)          "Premises Building Total Destruction" shall
                               mean if the Building of which the Premises are a
                               part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

                       (d)          "Office Building Project Buildings" shall
                               mean all of the buildings on the Office Building Project site.

                       (e)          "Office Building Project Total Destruction"
                               shall mean if the Office Building Project
                               Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

                       (f)          "Insured Loss" shall mean damage or
                               destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

                       (g)          "Replacement Cost" shall mean the amount of
                               money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

         9.2           PREMISES DAMAGE; PREMISES BUILDING PARTIAL DAMAGE:

                       (a)          INSURED LOSS: Subject to the provisions of
                               paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

                       (b)          UNINSURED LOSS: Subject to the provisions of
                               paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor, may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue fin full force and effect, or

                               (ii) give written notice to Lessee within thirty
                               (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

         9.3 PREMISES BUILDING TOTAL DESTRUCTION; OFFICE BUILDING PROJECT TOTAL DESTRUCTION: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either
                  (1) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue fin full force and effect, or
                  (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

         9.4           DAMAGE NEAR END OF TERM:

                       (a)          Subject to paragraph 9.4(b), if at any time
                               during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

                       (b)          Notwithstanding paragraph 9.4(a), in the
                               event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this

                               Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damages, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

         9.5           ABATEMENT OF RENT; LESSEE'S REMEDIES:

                       (a)          In the event Lessor repairs or restores the
                               Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share at Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                       (b)          If Lessor shall be obligated to repair or
                               restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety
                               (90) days after such occurrence, or if Lessor shall not complete the restoration and reaper within six (6) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

                       (c)          Lessee agrees to cooperate with Lessor in
                               connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

         9.6 TERMINATION-ADVANCE PAYMENTS: Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

         9.7 WAIVER: Lessor and Lessee waive the provisions of any statute which relates to termination of leases when leased property is destroyed and agree that such event shall be governed by the term of this Lease.

10.      REAL PROPERTY TAXES.

         10.1 PAYMENT OF TAXES: Lessor shall pay the real property taxes, as defined in paragraph 10.3, applicable to the Office Building Project, subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2

         10.2 ADDITIONAL IMPROVEMENTS: Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

         10.3 DEFINITION OF "REAL PROPERTY TAX:" As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term ":real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modification or changes hereto, or any transfers hereof.

         10.4 JOINT ASSESSMENT: If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equally determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

         10.5          PERSONAL PROPERTY TAXES:

                       (a)          Lessee shall pay prior to delinquency all
                               taxes assessed against and levied upon trade fixtures, furnishing, equipment an all other personal property of Lessee contained in the Premises or elsewhere.

                       (b)          If any of Lessee's said personal property
                               shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.      UTILITIES.

         11.1 SERVICES PROVIDED BY LESSOR: Lessor shall provide heating, ventilation, air conditioning, and janitorial services as reasonably required, reasonable amounts of electricity for normal lighting and office maintenance, water for reasonable and normal drinking and lavatory use, and replacement of light bulbs and/or fluorescent bulbs and ballasis for standard overhead fixtures.

         11.2 SERVICES EXCLUSIVE TO LESSEE: Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable portion to be determined by Lessor of all charges jointly metered with other premises in the Building.

         11.3 HOURS OF SERVICE: Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof. (See Par. 54).

         11.4 EXCESS USAGE BY LESSEE: Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagprah by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

         11.5 INTERRUPTIONS: There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the adequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

12.      ASSIGNMENT AND SUBLETTING.

         12.1 LESSOR'S CONSENT REQUIRED: Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any party of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragrpah 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a corporation, more than twenty-five percent (25%) of the voting stock of such corporation, or (b) if Lessee is a partnership, more than twenty-five percent (25%) of the profit and loss participation in such partnership.

         12.2 LESSEE AFFILIATE: Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent to any corporation which control, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliates," provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

         12.3          TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND
                       SUBLETTING:

                       (a)          Regardless of Lessor's consent, no
                               assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense

                               Increase, and to perform all other obligations to be performed by Lessee hereunder.

                       (b)          Lessor may accept rent from any person other
                               than Lessee pending approval or disapproval of such assignment.

                       (c)          Neither a delay in the approval or
                               disapproval of such assignment or subletting, nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

                       (d)          If Lessee's obligations under this Lease
                               have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

                       (e)          The consent by Lessor to any assignment or
                               subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessor or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

                       (f)          In the event of any default under this
                               Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

                       (g)          Lessor's written consent to any assignment
                               or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

                       (h)          The discovery of the fact that any financial
                               statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

         12.4          ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING:
                  Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein.

                       (a)          Lessee hereby assigns and transfers to
                               Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failures by Lessee too perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

                       (b)          No sublease entered into by Lessee shall be
                               effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

                       (c)          In the event Lessee shall default in the
                               performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

                       (d)          No sublessee shall further assign or sublet
                               all or any part of the Premises without Lessor's prior written consent.

                       (e)          With respect to any subletting to which
                               Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee with three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

         12.5 LESSOR'S EXPENSES: In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys', architects', engineers' or other consultants' fees.

         12.6 CONDITIONS TO CONSENT: Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the expiration of this Lease of such assignment or subletting, whichever is greater.

         12.7 CONDITIONS TO TRANSFER: The transfer (whether by means of an assignment, sublease or other voluntary or involuntary transfer or encumbrance) or all or any part of Lessee's interest in this Lease is subject to the following conditions, in addition to the above requirements for Lessor's consent (i) all rent received by Lessee from a sublessee or assignee in excess of the rent payable by Lessee to Lessor under this Lease shall be paid to Lessor; (ii) any sum, bonus or premium paid by an assignee to Lessee in consideration (directly or indirectly) of the assignment of this Lease shall be paid to Lessor; and (iii) the rent payable under this Lease shall be subject to readjustment by Lessor to the then fair market rental for the Premises, if greater than the stated rent under this Lease.

         12.8          NOTICE TO LESSOR; LESSOR'S RIGHTS; LESSOR'S OBLIGATIONS:
                  Before entering into any assignment of this Lease or into a sublease of all or any portion of the Premises, Lessee shall give written notice to Lessor identifying the intended assignee or sublessee by name and address and specifying the terms of the intended assignment or sublease. Lessee shall also furnish to Lessor such information as to the financial responsibility and standing of the intended assignee or sublessee as Lessor may request. For a period of thirty (30) days after such notice is given, Lessor shall have the right (notwithstanding anything to the contrary contained in the foregoing subparagraphs of this Paragraph 12), by written notice to Lessee, to terminate this Lease as of a date specified in such notice, which date shall not be less than thirty (30) days or more than sixty (60) days after the date such notice is given. If Lessor so terminates this Lease, Lessor may, if it elects, enter into new lease covering the Premises on such terms as Lessor and such intended assignee or sublessee may agree, or may enter into a new lease covering the Premises with any other person or entity. In such event, Lessee shall not be entitled to any portion of the profit, if any, which Lessor may realize on account of such termination and reletting. From and after the date of such termination of this Lease (i.e., pursuant to this paragraph 12.8), Lessee shall have no further obligations to Lessor hereunder, except for matters occurring or obligations arising or accruing hereunder prior to the date of such termination, and also except with respect to Lessee's obligations regarding hazardous Materials or Hazardous Materials Activities as set forth in Paragraph 6.5 of this Lease. Lessor's right to terminate this Lease pursuant to this Paragraph 12.8 shall not apply to an assignment or sublease to a Lessee Affiliate as defined in Paragraph 12.2 above.

13.      DEFAULT; REMEDIES.

         13.1 DEFAULT: The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

                       (a)          The vacation or abandonment of the Premises
                               by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

                       (b)          The breach by Lessee of any of the
                               covenants, conditions or provisions of paragraphs 7.3(a) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) estoppel certificate), 30(b) (subordination), 33 (auctions), or 40.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

                       (c)          The  failure by Lessee to make any  payments
                               of rent or any other repayment
                               required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

                       (d)          The failure by Lessee to observe or perform
                               any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided; however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty
                               (30) day period and thereafter diligently purses such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

                       (e)          The discovery by Lessor that any financial
                               statement given to Lessor by Lessee, or its successors in interest or by an guarantor of Lessee's obligations hereunder, was materially false.

         13.2 REMEDIES: In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

                       (a)          Terminate Lessee's right to possession of
                               the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

                       (b)          Maintain Lessee's right to possession in
                               which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                       (c)          Pursue any other remedy now or hereafter
                               available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

                       (d)          Nothing contained in this Lease shall limit
                               or prejudice the right of Lessor to prove and obtain, in proceedings for bankruptcy or insolvency, by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages set forth in this Paragraph 13.2.

         13.3 DEFAULT BY LESSOR: Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform each obligation; provided, however, that if the nature of Lessor's obligations is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

         13.4 LATE CHARGES: Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense Increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase , or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession.

15.      BROKERS.

                       (a)          The brokers involved in this transaction are
                               GRUBB & ELLIS, R. MILLER as "listing broker" and URBAN WEST COMM. REAL ESTATE, R. HELLER as "cooperating broker."

                       (b)          Lessee and Lessor each represent and warrant
                               to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 15(a), above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unpaid broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

                       (c)          It is expressly agreed that the execution of
                               this Lease by Lessor, shall not obligate Lessor for the payment of any brokerage or ???? commissions, except for those commissions specifically set forth in a separate commission agreement executed by Lessor.

16.      ESTOPPEL CERTIFICATE.

                       (a)          Each party (as "responsible party") shall at
                               any time upon not less than ten (10) days prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and
                               (ii) acknowledging that there are not to the responding party's knowledge any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed.

                       (b)          At the requesting party's option, the
                               failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

                       (c)          If Lessor desires to finance, refinance, or
                               sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor: as used herein shall mean only the owner or owners, at all time in questions, of the fee title or a lessee's interest in a ground lease of the Office Building Project, and in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by the Lessee.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense Increase or any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the lessor or any employee or agents of any said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to lessee or to lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of

Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Lessee shall not, without the prior express written consent of Lessor, record either this Lease or any "short form" memorandum of this Lease.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent(200%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further affect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Leave performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraphs 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws to he State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30.      SUBORDINATION.

                       (a)          This Lese, and any Option or right of first
                               refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its

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

                               terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

                       (b)          Lessee agrees to execute any documents
                               required to effectuate an attornment, a
                               subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in- fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31.      ATTORNEY'S FEES.

         31.1 If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action us pursued to decision or judgment.

         31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

         31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

32.      LESSOR'S ACCESS.

         32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premise and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

         32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

         32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premiss or Common Areas in violation of this paragraphs shall constitute a material default of this Lease.

34. SIGNS. Lessee shall not place any sign upon the Premise or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of

Lessor terminate all or any existing subtenancies or may at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premise and observing and performing all of the covenants, conditions and provisions on Lessee' part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39.      SECURITY MEASURES - LESSOR'S RESERVATIONS.

         39.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. lessee assumes all responsibility for the protection of Lessee, its agents and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses , as set forth in paragraph 4.2(b).

         39.2          Lessor shall have the following rights:

                       (a)          To change the name, address or title of the
                               Office Building Project or building in which the Premises are located upon not less than sixty
                               (60) days prior to written notice;

                       (b)          To, at Lessee's expense, provide and install
                               Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

                       (c)          To permit any lessee the exclusive right to
                               conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

                       (d)          To place such signs, notices or displays as
                               Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas.

         39.3          Lessee shall not:

                       (a)          Use a representation (photographic or
                               otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

                       (b)          Suffer or permit anyone, except in
                               emergency, to go upon the roof of the Building.

40.      EASEMENTS.

         40.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of *the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

         40.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

41. LESSEE'S FINANCIAL STATEMENTS. Attached hereto as Exhibit "E" and Incorporated herein by this reference are the most recent financial statements (the "Financial Statements") of Lessee. Lessee represents and warrants that the Financial Statements were prepared by a certified public accountant in accordance with generally accepted accounting principles consistently applies, are in all material respects true and complete statements of the financial condition of Lessee for the period(s) therein specified, contain and reflect all necessary and material adjustments so as to present a true, accurate and complete statement of lessee's current financial condition, and do not fail to disclose any fact or facts which might materially and aversely affect Lessee's current financial condition. Lessee further represents and warrants that since the last date covered by the Financial Statements, there has not been any materially adverse change in the financial condition of Lessee or any other event or condition of any character that had or might reasonably be expected to have a materially adverse effect on the financial condition of Lessee. lessee acknowledges that lessor is materially relying on the truthfulness, accuracy and completeness of the Financial Statements an d of the further representations with respect thereto contained herein, and that Lessor would not enter into the lease with Lessee if it did not believe that the Financial Statements and all such further representations contained herein are true, accurate and complete. Lessee further acknowledges that the certified public accountant who prepared the Financial Statements was apprised, or has been apprised, that the Financial Statements would be furnished to Lessor for Lessor's review and consideration in connection with Lessor's decision to enter into the Lease.

42. RELOCATION OF LESSEE. At Lessor's written request, Lessee shall move from the Premises to any other premises and location in the Office Building Project designated by Lessor. In the event of such relocation, the new premises and location shall be substituted for the Premises described in Paragraph 1.2 of this Lease, but all other terms of the Lease shall remain the same, with the exception that the rent provided for in the Lease shall be abated during such reasonable period that Lessee is closed for business as a result of its relocation; provided, however, that Lessee shall not be moved to premises of substantially less square footage than those of the Premises described in said Paragraph 1.2 and provided further, that Lessor shall reimburse Lessee for all actual cash moving expenses reasonably incurred by Lessee in relocating to a new premises and for the reasonable *costs of fixturization of the new premises comparable to the Premises. It is understood and agreed that Lessor will relocate Lessee only for sound business practices and the overall betterment of the Office Building Project.

43. DIRECTORY AND DOOR SIGNAGE. Lessee understands and agrees that directory signage for the Premises, in the lobby of the Building is offered to tenants of the Office Building Project on an "as available" basis and subject, as to both form and content, to the prior written approval of Lessor. Lessee further agrees that all costs of any such signage for Lessee, including but not limited to lettering, installation and repair, shall be borne entirely by Lessee. All signage on or adjacent to Lessee's entrance door(s) shall be constructed, at Lessee's sole cost and expense, utilizing building standard materials, colors and format, and shall be approved in writing, by the Lessor, prior to the commencement of construction.

44. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. It if shall be adjudged that there was no legal obligation on the part of said obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

45. AUTHORITY. If Lessee is a corporation, trust or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

46. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

47. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

48. LENDER MODIFICATION. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

49. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

50. WORK LETTER. This lease is supplemented by that certain Work Letter of even date executed by Lessor and Lessee, attached hereto as Exhibit "D" and incorporated herein by this reference.

51. ATTACHMENTS. Attached hereto are the following documents which constitute a part of this Lease:

                  Exhibit "A" - Approximate Diagram of Premises
                  Exhibit "B" - Confirmation of Term of Lease Form Exhibit "C" - Rules and Regulations

                  Exhibit "D" - Work Letter
                  Exhibit "E" - Financial Statements of Lessee
                  Exhibit "F" - Lessee Improvement Specifications
                  Exhibit "G" - Guaranty of Lease

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO, THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

         Par. 52: OPTIONS. Three 5-year options to renew at the then prevailing market rate for similar space in comparable buildings in the area.

         Par. 53: PARKING RATES. First 12 months no charge. Then prevailing rates during Lease term.

         Par. 54: HVAC HOURS. 20 hours per month after hours at no cost. Unused allocation shall accrue.

                  OVERTIME RATE: - Currently $15 per hour. Normal business hours: Mon-Fri: 7AM-6PM; Sat.: 9AM - 1PM

IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE LESSOR OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE TO THE TRANSACTION RELATING THERETO: THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.



LESSOR:                                     LESSEE:

COPPERFIELD INVESTMENT &                    COUNTRY STAR RESTAURANTS, INC.
DEVELOPMENT COMPANY                         ______________________________f

By____________________________              By____________________________
          DANIEL LAI

Its       PRESIDENT                         Its___________________________
______________________________

Executed at Los Angeles, CA                 Executed at __________________
on ___________________________              on____________________________

Address:                                    Address:
4929 Wilshire Boulevard                     ______________________________
Suite 428                                   ______________________________
Los Angeles, CA 90010                       ______________________________

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